Exhibit 10(a)72









                                 THE SOUTHERN COMPANY
                                 PERFORMANCE PAY PLAN

                               As Amended and Restated
                              Effective January 1, 1993







               ARTICLE        DESCRIPTION                              PAGE

                  I           Definitions . . . . . . . . . . . . . . .   2

                  II          Participation . . . . . . . . . . . . . .   5

                  III         Funding of Incentive Pay Awards . . . . .   7

                  IV          Incentive Pay Award Opportunities . . . .  10

                  V           Administration of Plan  . . . . . . . . .  12

                  VI          Miscellaneous Provisions  . . . . . . . .  14

                                 THE SOUTHERN COMPANY
                                 PERFORMANCE PAY PLAN

                                       Purposes

               The purposes of the Performance Pay Plan are to focus the attention and efforts of employees on goals which have a direct and significant influence on individual, organizational and corporate performance; to improve the correlation between pay and performance for the achievement of individual, organizational and corporate goals; and to provide the potential for levels of compensation that will enhance the ability of the Operating Companies to attract, retain, and motivate employees. In order to achieve these objectives, the Performance Pay Plan is intended to pay additional compensation to eligible employees based upon individual, organizational and corporate performance. Such compensation shall be paid out of the general assets of The Southern Company. No benefits under the Performance Pay Plan shall be deferred or held in trust for the benefit of eligible employees. The Performance Pay Plan is not intended to be an employee benefit plan or any other plan subject to regulation by the Employee Retirement Income Security Act of 1974.

               The Performance Pay Plan was established effective January 1, 1989 and was first amended and restated effective January 1, 1991. The Board of Directors of Southern Company Services, Inc. now desires to amend and restate the Performance Pay Plan to incorporate numerous changes including provisions modifying the
          allocation  of  funds  under  the  Performance  Pay  Plan.    The
          effective date of this amendment and restatement (the "Restatement Effective Date") of the Performance Pay Plan shall be January 1, 1993




















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                                      ARTICLE I

                                     Definitions

               For purposes of the Performance Pay Plan, the following terms shall have the following meanings, unless a different meaning is plainly required by the context:

               1.1 "Annual Salary" shall mean with respect to Non-Covered Employees the base salary or wages paid to a Participant before deductions for taxes, social security, etc., including all amounts contributed by an Operating Company to The Southern Electric System Flexible Benefits Plan or The Southern Company Flexible Benefits Plan on behalf of a Participant, amounts contributed by any Operating Company to The Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is defined in Section 4.1 therein, pursuant to the Participant's exercise of his deferral option made in accordance with Section 401(k) of the Internal Revenue Code, and amounts contributed to the Deferred Compensation Plan for The Southern Electric System, but excluding all awards under The Southern
          Company Performance Pay Plan and The Southern Company Productivity Improvement Plan, overtime pay, shift differential and substitution pay. With respect to Covered Employees, "Annual Salary" shall be defined in the Covered Employee Plan established by an Operating Company for the benefit of Covered Employees.

               1.2 "Board of Directors" shall mean the Board of Directors of Southern Company Services, Inc.

               1.3 "Company Goal Funding Rate" shall mean the rate at which funding of the Incentive Pay Award Pool is achieved for each of the Company Goals, which rates shall be established and committed to writing by no later than the end of each Performance Period by The Southern Company Management Council.

               1.4 "Company Goals" shall mean the Organizational Goal, Customer Satisfaction Goal, Competitive Cost Goal and Earnings Goal, as is applicable.

               1.5 "Covered Employee" shall mean an employee of an Operating Company covered by a collective bargaining agreement between the Operating Company and a union or other employee representative who participates in a Covered Employee Plan.

               1.6 "Covered Employee Plan" shall mean a performance based plan established for the benefit of Covered Employees by an Operating Company pursuant to a collective bargaining agreement which plan is maintained in conjunction with this Performance Pay Plan.


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               1.7  "Earnings Thresholds" shall  mean The Southern  Company
          Earnings Threshold and the Operating Company Earnings Threshold set forth at Section 3.1 of the Plan.

               1.8  "Effective  Date"  shall mean  January  1,  1989.   The
          "Restatement Effective Date" shall mean January 1, 1993.

               1.9 "Funding Unit" shall mean each organizational unit established by an Operating Company for which Company Goals are established and assessed for the purpose of paying Incentive Pay Awards.

               1.10 "Funding   Unit   Head"  shall   mean   the  individual
          responsible for managing a Funding Unit.

               1.11 "Grade" shall mean the evaluation assigned under the job evaluation system.

               1.12 "Grade Value" shall mean with respect to Non-Covered Employees the assigned dollar value within the Annual Salary range for a Grade Level in a Performance Period and upon which Incentive Pay Awards are based. Grade Values of Non-Covered Employees who commence service during a Performance Period and
          Grade Values of Non-Covered Employees who terminate their employment for one of the reasons set forth in Section 2.1(b)(1)-
          (4) shall be prorated based upon their date of commencement or termination of service with their Operating Company in accordance with Schedule I or Schedule II, as appropriate. With respect to Covered Employees, "Grade Value" shall be defined in the Covered Employee Plan established by the Operating Company in which such Covered Employee participates.

               1.13 "Incentive Pay Award" shall mean the amount awarded to a Participant in accordance with Article IV.

               1.14 "Incentive Pay Award Pool" shall mean the pool of funds established in accordance with Article III either for the benefit of Non-Covered Employees or for the benefit of Covered Employees, respectively, and which funds are allocated to each Operating Company.

               1.15 "Non-Covered Employee" shall mean each active full-time and regular part-time employee of an Operating Company, regardless of their classification as an exempt or non-exempt employee, who is not covered by a collective bargaining agreement between their Operating Company and a union or other employee representative. The term "Non-Covered Employee" shall not include any person who is a temporary employee, cooperative employee or a contractor of an Operating Company. In addition, the term "Employee" shall not include any employee who is eligible to participate in any incentive compensation program

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          maintained by  his Operating  Company that  specifically provides that an eligible employee under such program shall not be entitled to also receive Incentive Pay Awards under this Plan.

               1.16 "Operating Companies" shall mean Southern Company Services, Inc., or any affiliate or subsidiary (direct or indirect) of The Southern Company, which the Board of Directors may from time to time determine to be eligible to participate under the Plan and which shall adopt the Plan, and any successor of any such affiliate or subsidiary. The Operating Companies as of the Restatement Effective Date are as follows: Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Company Services, Inc. and Southern Nuclear Operating Company, Inc.

               1.17 "Participant" shall mean all Non-Covered and Covered Employees who satisfy the criteria set forth in Article II.

               1.18 "Performance Period" shall mean each 12-month period commencing on the first day of January and ending on the last day of December next following.

               1.19 "Plan" shall mean The Southern Company Performance Pay Plan, as described herein or as from time to time amended.

               1.20 "Plan Administrator" shall mean Compensation Department of each Operating Company.

               1.21 "ROE" shall mean return on equity.

               1.22 "The Southern Company Earnings Test" shall mean the test set forth at Section 3.2(b) of the Plan.

               1.23 "The Southern Company Earnings Threshold" shall mean the percentage ROE determined under Section 3.1(a).

               1.24 "Threshold for Funding" shall mean the minimum level of performance established for each of the Company Goals before the commencement of each Performance Period by The Southern Company Management Council.

               Where the context requires, words in the masculine gender include the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular.







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                                      ARTICLE II

                                    Participation

               2.1 Non-Covered Employees. All Non-Covered Employees of an Operating Company shall be eligible to participate in the Plan and receive Incentive Pay Awards.

               (a) Non-Covered Employees who commence service with an Operating Company after January 1 and before December 15 of a Performance Period shall be eligible to receive Incentive Pay Awards in the same proportion as the ratio of the number of months employed during a Performance Period bears to the total number of months in a Performance Period. For purposes of calculating the number of months of employment with an Operating Company under this Section 2.1:

                    (1) Non-Covered Employees whose effective date of employment is on or before the fourteenth (14th) day of a month shall be considered Employees as of the first day of such month; and

                    (2) Non-Covered Employees whose effective date of employment is on or after the fifteenth (15th) day of a month shall not be considered Employees until the first day of the next succeeding month.

                    Non-Covered Employees whose effective date of employment is on or after December 15 of a Performance Period shall not be eligible to participate until the next succeeding Performance Period.

               (b) Non-Covered Employees whose employment with an Operating Company is terminated during a Performance Period for one of the following reasons shall be eligible to receive an Incentive Pay Award for such Performance Period on a pro-rata basis:

                    (1)  retirement,

                    (2) total disability (as determined by the Social Security Administration),

                    (3)  death, or

                    (4) termination of employment, but only in the event the Participant shall transfer to or be reemployed by Southern Electric International, Inc. during such Performance Period.


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                    The pro-rata amount of an Incentive Pay Award shall  be
                    determined for the Performance Period in which such termination described above occurs by a fraction which is the number of months of employment with an Operating Company during the Performance Period, divided by the total number of months in the Performance Period. For
                    purposes  of  calculating  the  number  of   months  of
                    employment with an Operating Company under this Section 2.(1)(b) for a Non-Covered Employee whose service is terminated for one of the reasons described above:

                    (1) The month in which the Non-Covered Employee's service terminates shall not be considered if such terminating event occurs on or before the fourteenth (14th) day of the month; and

                    (2) The month in which the Non-Covered Employee's service terminates shall be considered if such terminating event occurs on or after the fifteenth
                         (15th) day of the month.

                    A Non-Covered Employee whose employment with an Operating Company is terminated during a Performance Period for any reason other the reasons described above shall not be eligible to receive an Incentive Pay Award for such Performance Period.

               2.2 Covered Employees. All Covered Employees of an Operating Company who are covered under a Covered Employee Plan shall not be eligible to participate in the Plan, but shall be eligible to participate in the Covered Employee Plan and to receive Incentive Pay Awards in accordance with the terms of such Covered Employee Plan.



















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                                     ARTICLE III

                           Funding of Incentive Pay Awards


               3.1 Earnings Thresholds. Incentive Pay Award Pools shall be eligible for funding for the Performance Period in an amount determined in accordance with this Article III of the Plan for each Operating Company, provided both of the following Earnings Thresholds are achieved:

               (a) Southern Company Earnings Threshold - The Southern Company achieves earnings during the Performance Period equal to or greater than a percentage return on equity, which percentage is designated by The Southern Company Management Council by no later than the end of each Performance Period and which percentage and its dollar equivalent shall be set forth on Schedule III; and

               (b) Operating Company Earnings Threshold - Each Operating Company achieves earnings during the Performance Period equal to or greater than a percentage return on equity, which percentage is designated by The Southern Company Management Council by no later than the end of each Performance Period and which percentage and its dollar equivalent shall be set forth on Schedule IV.

          If, during the Performance Period, The Southern Company Earnings Threshold is not satisfied, no Incentive Pay Award Pool for any Operating Company shall be eligible for funding. If, during the Performance Period, The Southern Company Earnings Threshold is satisfied, but an Operating Company fails to satisfy its Operating Company Earnings Threshold, such Operating Company's Incentive Pay Award Pool shall not be eligible for funding. If, during the Performance Period, The Southern Company Earnings Threshold is satisfied and the Operating Company satisfies its Operating Company Earnings Threshold, such Operating Company's
          Incentive Pay Award Pools shall be eligible for funding in accordance with this Article III.

               3.2 Funding for Non-Covered Employee Participants. Subject to Paragraph (c) of this Section 3.2, Plan funding for the Incentive Pay Award Pool benefiting Non-Covered Employees for each Operating Company shall equal for any given Performance Period the funding achieved under the Company Goals set forth in Paragraph (a) below, unless such amount is reduced by application of The Southern Company Earnings Test set forth in Paragraph (b) below.



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               (a)  Company Goals.  Each of the Company Goals provides  for a Threshold for Funding, which must be achieved in order to obtain funding under any particular Goal. The Threshold for Funding and the Company Goal Funding Rate shall be designated by no later than the end of each Performance Period by The Southern Company Management Council on Schedule V. Funding under each Company Goal shall be calculated at the end of each Performance Period in accordance with Appendix A.

               (b) The Southern Company Earnings Test. The Southern Company Earnings Test shall be applied, as set forth in Appendix B, at the end of each Performance Period to total amount calculated for each Operating Company under the Company Goals.

               (c) If a Non-Covered Employee Participant transfers from one Funding Unit to another Funding Unit during a Performance Period, the transferee Funding Unit will fund such Participant's Incentive Pay Award for the entire Performance Period, and shall include such Participant's Grade Value in the calculation of the Incentive Pay Award Pool for the transferee Funding Unit without prorating the Grade Value of such Participant for the Performance Period.

               3.3 Funding for Covered Employee Participants. With respect to a Covered Employee Plan sponsored by an Operating Company, such Plan shall be funded in accordance with this
          Section 3.3.

               (a) A Covered Employee Plan shall be eligible for funding provided the Earnings Thresholds set forth in Section
                    3.1 are satisfied.

               (b) Provided the Incentive Pay Award Pool for a Covered Employee Plan is eligible for funding under Paragraph
                    (a) above, the Incentive Pay Award Pool for a Covered Employee Plan shall be funded in accordance with its terms, except that the maximum dollar amount of the Incentive Pay Award Pool for the Covered Employee Plan shall be subject to and may be limited by The Southern Company Earnings Test.









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               3.4  Extraordinary  Item  Exception.   If  requested  by  an
          Operating Company, at the discretion of the Chief Executive Officer of The Southern Company, the Incentive Pay Award Pool for a Performance Period may be calculated without regard to any extraordinary item of income or expense ("Extraordinary Item") incurred by The Southern Company or any Operating Company, provided such determination is made prior to the close of the
          Performance  Period.   If  the  Chief  Executive Officer  of  The
          Southern Company approves an Extraordinary Item, it shall be identified in Schedule VI, and, in addition, an explanation as to how such Extraordinary Item shall impact upon the funding of the Plan and the Incentive Pay Award Pool of the Operating Company requesting approval of the Extraordinary Item shall be set forth therein.

               3.5 Appliance Sales Performance Plan. The portion of the Incentive Pay Award Pool otherwise distributable under the terms of the Plan on behalf of Non-Covered Employees of Gulf Power Company shall be reduced by the amount necessary (the "Necessary Amount") to fund the Gulf Power Company Appliance Sales Performance Pay Plan (hereinafter referred to as the "Gulf Plan") as determined by the executive committee (as that term is defined under the Gulf Plan) of the Gulf Plan. Such Necessary Amount shall be distributed directly to the Gulf Plan from the Incentive Pay Award Pool and shall be further distributed in accordance with the terms of the Gulf Plan. The portion of the Incentive Pay Award Pool otherwise payable on behalf of Employees of Gulf Power Company but not payable to the Gulf Plan in accordance with this Section 3.5 shall be subject to and distributed in accordance with the provisions of this Plan. Except as provided in Section 3.5(a) below, in no event shall a Gulf Power Company Appliance Sales Department employee be entitled to receive a distribution from both this Plan and the Gulf Plan.

               (a) If an employee of the Gulf Power Company Appliance Sales Department transfers between the Appliance Sales Department and another department of Gulf Power Company or another Operating Company, such employee shall be entitled to receive a pro-rata award under the Plan for that portion of the Performance Period in which such employee participates in the Plan. The accrual rate of the pro-rata award to be awarded to such employee under this Section 3.5(a) shall be determined in accordance with Schedule I of the Plan.

               (b) Grade Values for employees transferring to or from the Appliance Sales Department as described in Section 3.5(a) above shall be prorated based upon the employee's time of participation in this Plan.

               3.6 Determination of Funding Amount. Funding in accordance with this Article III shall be fixed in all events by the end of each Performance Period.


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                                      ARTICLE IV

                          Incentive Pay Award Opportunities

               4.1  Non-Covered Employee Participants.

               (a) The Incentive Pay Award Pool benefiting Non-Covered Employee Participants of an Operating Company shall be allocated to each Funding Unit by the Plan Administrator of the Operating Company in accordance with performance goals established by the Operating Company and each of its Funding Unit Heads. The amount allocated to each Funding Unit shall then be allocated among Participants employed in such Funding Unit in accordance with individual, team, departmental or other criteria established by the respective Funding Unit Head. All Funding Unit Heads for a Performance Period shall be identified before the first day of the next succeeding Performance Period. The Funding Unit Heads shall be responsible for publishing the criteria established for the purpose of allocating its portion of the Incentive Pay Award Pool attributable to their respective Funding Units within a reasonable period of time after commencement of each Performance Period, and shall also communicate such criteria to the Plan Administrator prior to the close of each Performance Period.

               (b) The Plan Administrator shall be solely responsible for calculating each Participant's Incentive Pay Award and distributing such Incentive Pay Award in accordance with the criteria established by the Funding Unit Heads.

               (c) The Plan Administrator shall endeavor to pay the Incentive Pay Awards for a Performance Period to the Participants not later than two and one-half (2 1/2) months following the close of the preceding Performance Period, or such shorter or longer period of time following the close of the preceding Performance Period as may be required under the Internal Revenue Code to preserve the federal income tax deduction for Incentive Pay Awards paid with respect to such Performance Period. The Incentive Pay Award payment shall be made in cash or its functional equivalent and the receipt of such payment may not be deferred at the option of the Participant. In the event of a Participant's death prior to the payment of any Incentive Pay Award payable to the Participant, such amount shall be paid to the estate of the Participant.

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               4.2  Covered Employee Participants.

               (a) The Incentive Pay Award Pool benefiting Covered Employees of an Operating Company shall be allocated among Covered Employee Participants in the Covered Employee Plan in accordance with the terms of such Covered Employee Plan.

               (2) The Plan Administrator shall be solely responsible for calculating and distributing each Participant's Incentive Pay Award in accordance with the terms of the Covered Employee Plan in which the Covered Employee Participant participates.







































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                                      ARTICLE V

                                Administration of Plan


               5.1 Employment of Agents. The Plan Administrator shall be responsible for the daily administration of the Plan and may appoint other persons or entities to perform or assist in the performance of any of its fiduciary duties, subject to its review and approval. The Plan Administrator shall have the right to remove any such appointee from his position without cause upon notice. Any person, group of persons, or entity may serve in more than one fiduciary capacity.

               5.2  Record Keeping and Reporting.

               (a) The Plan Administrator shall maintain permanent records and accounts of Participants and shall be responsible for all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books, and records relating thereto shall be open to inspection and audit by the Boards of Directors of the Operating Companies and any persons designated thereby at all reasonable times.

               (b)  The Plan Administrator shall undertake  the preparation and filing of all documents and forms required by any governmental agency. The Plan Administrator shall keep all such books of account records, and other data as may be necessary for proper administration of the Plan.

               5.3 Responsibilities in General. The Plan Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan as more particularly set forth herein. The Plan Administrator shall interpret the Plan and shall determine all questions concerning eligibility, administration, interpretation, and application of the Plan, and all such determinations shall be conclusive and binding on all Participants and interested persons. The Plan Administrator shall adopt such procedures and guidelines as it deems necessary and/or desirable in order to discharge its duties hereunder.









                                        - 12 -
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               5.4  Indemnification.      The  Operating   Companies  shall
          indemnify the Plan Administrator against any and all claims, losses, damages, expenses, and liability arising from its actions or omissions, except when the same is finally adjudicated to be
          due to  gross negligence or  willful misconduct.   The  Operating
          Companies may purchase at their own expense sufficient liability insurance for the Plan Administrator to cover any and all claims, losses, damages, and expenses arising from any action or omission in connection with the execution of the duties as the Plan Administrator.

               5.5  Service of  Process.   The Plan Administrator  shall be
          the appointed agent for the service of process.







































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                                      ARTICLE VI

                               Miscellaneous Provisions

               6.1 No Right of Assignment or Alienation. Neither the Participant nor his personal representative shall have any rights to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to assign or transfer the right to payments of this Plan shall be void and have no effect.

               6.2  No Trust Requirement.  The Operating Company shall  not
          reserve or otherwise set aside funds for the payments          of
          Incentive Pay Awards under the Plan.

               6.3 Amendment and Termination of Plan. The Board of Directors may terminate the Plan at any time or may from time to time amend the Plan; provided, however, that no amendment shall impair any rights to payments which have been earned under the Plan prior to the termination or amendment. Notwithstanding the foregoing, in the event that the Plan is terminated before funding is fixed at the end of a Performance Period, no Incentive Pay Award shall be funded, and accordingly, no Incentive Pay Awards shall be paid for such Performance Period.

               6.4  Incentive Pay Award as Compensation.

               (a) Incentive Pay Awards made in accordance with the Plan are in addition to any other benefits or compensation to which a Participant may be entitled or for which he may be eligible, whether funded or unfunded, by reason of his employment with the Operating Company.

               (b) There shall be deducted from each Incentive Pay Award to a Participant the amount of any tax required to be withheld by any governmental authority and paid over by the Operating Company to such governmental authority.

               6.5 Coordination with Benefit Plans. Any Incentive Pay Awards paid to a Participant while employed by an Operating Company shall not be considered in the calculation of the Participant's benefits under any employee welfare or pension benefit plan maintained by an Operating Company, unless otherwise specifically provided therein.

               6.6 Plan Not a Contract. The Plan shall not be deemed to constitute a contract between an Operating Company and any Non-Covered or Covered Employee, nor shall anything herein contained be deemed to give any Non-Covered or Covered Employee any right to be retained in the employ of an Operating Company or interfere with the right of the Operating Company to discharge any Non-Covered or Covered Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

               6.7  Choice  of Law.   This  Plan shall  be governed  by and
          construed in accordance with the laws of the State of Georgia.

               IN WITNESS WHEREOF, Southern Company Services, Inc., through its officers duly authorized, hereby amends and restates The
          Southern Company Performance Pay Plan this _____ day of _________________, _____, to be effective January 1, 1993.

                                        SOUTHERN COMPANY SERVICES, INC.



                                        By:  ____________________________
                                             W. C. Archer III
                                             Vice President

          Attest:



          By:  ___________________________
               Tommy Chisholm
               Secretary

               [CORPORATE SEAL]

                                 THE SOUTHERN COMPANY
                                 PERFORMANCE PAY PLAN

                                 Amended and Restated
                              Effective January 1, 1993

                                      SCHEDULE I

          Employment Date               Accrual             Factor
          ---------------               -------             ------
          January 1 - January 14        12/12     =          1.00

          January 15 - February 14      11/12     =           .92

          February 15 - March 14        10/12     =           .83

          March 15 - April 14            9/12     =           .75

          April 15 - May 14              8/12     =           .67

          May 15 - June 14               7/12     =           .58

          June 15 - July 14              6/12     =           .50

          July 15 - August 14            5/12     =           .42

          August 15 - September 14       4/12     =           .33

          September 15 - October 14      3/12     =           .25

          October 15 - November 14       2/12     =           .17

          November 15 - December 14      1/12     =           .08

          December 15 - December 31      0/12     =           .00

                                 THE SOUTHERN COMPANY
                                 PERFORMANCE PAY PLAN

                                 Amended and Restated
                              Effective January 1, 1993

                                     SCHEDULE II

          Termination Date              Accrual             Factor
          ----------------              -------             ------

          December 15 - December 31     12/12     =          1.00

          November 15 - December 14     11/12     =           .92

          October 15 - November 14      10/12     =           .83

          September 15 - October 14      9/12     =           .75

          August 15 - September 14       8/12     =           .67

          July 15 - August 14            7/12     =           .58

          June 15 - July 14              6/12     =           .50

          May 15 - June 14               5/12     =           .42

          April 15 - May 14              4/12     =           .33

          March 15 - April 14            3/12     =           .25

          February 15 - March 14         2/12     =           .17

          January 15 - February 14       1/12     =           .08

          January 1 - January 14         0/12     =           .00

                              THE SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN

                              Amended and Restated
                           Effective January 1, 1993

                                  SCHEDULE III
                    THE SOUTHERN COMPANY EARNINGS THRESHOLD








                    Year               Percentage ROE/
                                      Dollar Equivalent
                                      -----------------
                    1993              11.50% / $1,335,397,000

                    1994

                              THE SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN

                              Amended and Restated
                           Effective January 1, 1993

                                  SCHEDULE IV
                      OPERATING COMPANY EARNINGS THRESHOLD



                                    Percentage ROE / Dollar Equivalent ($000)

                                                                                        Southern
      Year            Alabama     Georgia         Gulf       Mississippi   Savannah     Nuclear       SCS           SOCO
      ----            -------     -------         ----       -----------   --------     --------      ---           ----
      1993              12%          12%           12%           12%          12%          n/a        n/a            n/a
                    $ 461,900    $ 757,500     $  77,700     $  57,400    $ 30,900


      1994


                                             THE SOUTHERN COMPANY
                                             PERFORMANCE PAY PLAN

                                             Amended and Restated
                                           Effective January 1, 1993

                                                  SCHEDULE V
                                    COMPANY GOALS FUNDING THRESHOLDS/RATES

                                                Effective 1993
                                                    ($000)

                                                                                                        Southern
                       Alabama         Georgia          Gulf       Mississippi         Savannah          Nuclear           SCS
                       -------         -------          ----       -----------         --------         --------           ---
           ROE/     $  492,757      $  808,100    $   82,900     $   61,200          $   32,845             n/a            n/a
          Earnings
           Goal          $0.10           $0.20         $0.10          $0.28               $0.09
         Threshold/
            Rate
          Cost Goal $  969,343      $1,424,000   $   228,000            n/a         $   138,500     $   611,000            n/a
         Threshold/
            Rate         $0.10           $0.20         $0.10                              $0.10           $0.10


          Customer        60.1%           58.0%         56.6%          67.0%               60.8%            n/a            n/a
        Satisfaction
            Goal            .6%             .5%           .5%           1.0%                 .5%
         Threshold/
            Rate

       *Organizational       _____           n/a          _____          _____              _____               _____      n/a
            Goal
         Threshold/
            Rate


         * Level      5 - 4%
                      4 - 3
                      3 - 2
                      2 - 1
                      1 - 0%

                                                            -20-


                              THE SOUTHERN COMPANY
                              PERFORMANCE PAY PLAN

                              Amended and Restated
                           Effective January 1, 1993

                                  SCHEDULE VI
                              EXTRAORDINARY ITEMS